UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

BLUEROCK HOMES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 12, 2024, Bluerock Homes Trust, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated December 6, 2024 (the “Form 8-K”) in conjunction with the acquisition of a 350-unit apartment complex known as Allure at Southpark, located in Charlotte, North Carolina.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of Allure at Southpark. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Real Estate Acquired

Allure at Southpark

Independent Auditor’s Report

Statements of Revenues and Certain Operating Expenses for the year ended December 31, 2023 and the nine months ended September 30, 2024

Notes to Statements of Revenues and Certain Operating Expenses

(b)

Pro Forma Financial Information

Bluerock Homes Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2024 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2024 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2023 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2023 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2024 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of Plante Moran, PC

	104	Cover Page Interactive Data File (formatted as inline XBRL).

Independent Auditor’s Report

To the Board of Directors and Stockholders

Bluerock Homes Trust, Inc.

Opinion

We have audited the accompanying statements of revenues and certain operating expenses (the "Statements") of Allure at Southpark (the "Property") for the year ended December 31, 2023 and the related notes to the Statements.

In our opinion, the accompanying Statements present fairly, in all material respects, the revenue and certain operating expenses of the Property described in Note 2 of the Statements for the year ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter – Purpose of the Presentation

We draw attention to Note 2 to the Statements, which describes that the Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Bluerock Homes Trust, Inc. and is not intended to be a complete presentation of the Property's revenue and expenses. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statements

Management is responsible for the preparation and fair presentation of the Statements in accordance with accounting principles generally accepted in the United States of America and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the Statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and, therefore, is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the Statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Property's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Plante Moran, PC

East Lansing, Michigan

February 18, 2025

ALLURE AT SOUTHPARK

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(In thousands)

	Year Ended December 31, 2023	(Unaudited) Nine Months Ended September 30, 2024
Revenues
Rental and other property revenues	$6,439	$5,547
Total revenues	6,439	5,547

Certain Operating Expenses
Property operating expenses	2,532	1,953
Total certain operating expenses	2,532	1,953

Revenues in Excess of Certain Operating Expenses	$3,907	$3,594

See accompanying notes to statements of revenues and certain operating expenses

ALLURE AT SOUTHPARK

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

Note 1 – Business

On December 6, 2024, Bluerock Homes Trust, Inc. (the “Company”) acquired Allure at Southpark (the “Property”) pursuant to a purchase agreement through BHM Allure, LLC, a wholly owned subsidiary of Bluerock Residential Holdings, L.P. (the Company’s operating partnership), with S2 Allure REIT Subsidiary LLC, S2C REIT OP, LP, and subsidiaries.

Note 2 – Basis of Presentation

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the United States Securities and Exchange Commission promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues, and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reporting and disclosure of revenues and certain expenses during the reporting period to present the statement of revenues and certain operating expenses. Actual results could differ from those estimates.

Note 3 – Revenues

The Property is located in Charlotte, North Carolina and contains 350 residential units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. The Property recognizes rental revenue on a straight-line basis over the terms of the rental agreements and in accordance with ASC Topic 842 Leases. Rental revenue is recognized on an accrual basis and when the collectability of the amounts due from tenants is deemed probable. Rental revenue is included within rental and other property revenues on the Property’s statements of revenues and certain operating expenses.

Tenant reimbursements for common area maintenance and other recoverable expenses, such as pet, administrative, application and other fees, are recognized when the services are provided and the performance obligations are satisfied. Tenant reimbursements are included within rental and other property revenues on the Property’s statements of revenues and certain operating expenses.

Note 4 – Certain Operating Expenses

Certain operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating expenses include administrative, repairs and maintenance, marketing, payroll, utilities, taxes, and insurance. Expenses such as depreciation, amortization, and interest are excluded.

Note 5 – Commitments and Contingencies

The Property is subject to various legal actions and claims arising in the ordinary course of business. Although the outcome of any legal matter cannot be predicted with certainty, management does not believe that any of these legal proceedings or matters will have a material adverse effect on the financial position or results of operations or liquidity of the Property.

Note 6 – Subsequent Events

The Property evaluated subsequent events through February 18, 2025, the date the financial statements were available to be issued.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2023, and as of and for the nine months ended September 30, 2024 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2024, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2024, and the year ended December 31, 2023, have been prepared to provide pro forma financial information with regard to the Allure at Southpark acquisition on December 6, 2024, which the Company expects to consolidate.

The pro forma condensed consolidated balance sheet at September 30, 2024 assumes that the Allure at Southpark acquisition occurred on September 30, 2024.

The pro forma condensed consolidated statements of operations assume the transaction referred to above occurred on January 1, 2023.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

All completed acquisitions are accounted for as asset acquisitions. The purchase prices were allocated to the acquired assets and assumed liabilities based on their estimated fair values at the dates of acquisition.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2024

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Allure at Southpark (b)	Pro Forma Total
ASSETS
Net real estate investments
Land	$78,342	$10,451	$88,793
Buildings and improvements	414,880	79,484	494,364
Furniture, fixtures and equipment	15,806	1,433	17,239
Total gross operating real estate investments	509,028	91,368	600,396
Accumulated depreciation	(38,410)	—	(38,410)
Total net operating real estate investments	470,618	91,368	561,986
Operating real estate held for sale, net	26,507	—	26,507
Total net real estate investments	497,125	91,368	588,493
Cash and cash equivalents	155,131	(38,127)	117,004
Restricted cash	9,673	—	9,673
Notes and accrued interest receivable, net	34,711	—	34,711
Accounts receivable, prepaids and other assets, net	30,642	—	30,642
Preferred equity investments, net	72,971	—	72,971
In-place lease intangible assets, net	491	1,543	2,034
Non-real estate assets associated with operating real estate held for sale	85	—	85
TOTAL ASSETS	$800,829	$54,784	$855,613

LIABILITIES AND EQUITY
Mortgages payable	$122,529	$54,026	$176,555
Revolving credit facilities	105,000	—	105,000
Accounts payable	1,017	—	1,017
Other accrued liabilities	12,130	—	12,130
Due to affiliates	3,615	—	3,615
Distributions payable	548	—	548
Liabilities associated with operating real estate held for sale	519	—	519
Total Liabilities	245,358	54,026	299,384
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 3,889,446 shares issued and outstanding at September 30, 2024	85,992	—	85,992
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 220,000,000 shares authorized; no shares issued and outstanding at December 31, 2023	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 3,953,919 shares issued and outstanding at September 30, 2024, historical and pro forma	40	—	40
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at September 30, 2024, historical and pro forma	—	—	—
Additional paid-in-capital	119,683	—	119,683
Retained earnings	23,212	—	23,212
Total Stockholders’ Equity	142,935	—	142,935
Noncontrolling Interests
Operating partnership units	312,780	—	312,780
Partially owned properties	13,764	758	14,522
Total Noncontrolling Interests	326,544	758	327,302
Total Equity	469,479	758	470,237
TOTAL LIABILITIES AND EQUITY	$800,829	$54,784	$855,613

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2024

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of September 30, 2024.

(b)	The acquisition of 98.05% ownership interest in Allure at Southpark for a purchase price of $92.0 million, which the Company consolidated on its balance sheet. The Company recorded a $55.2 million senior loan associated with the acquisition of Allure at Southpark. The carrying value of the senior loan includes approximately ($1.2) million of deferred financing costs related to the acquisition.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Allure at Southpark (b)		Pro Forma Total
Revenues
Rental and other property revenues	$34,670	$5,547		$40,217
Interest income from loan investments	1,735	—		1,735
Total revenues	36,405	5,547		41,952

Expenses
Property operating	17,391	1,953		19,344
Property management and asset management fees	3,472	222	(c)	3,694
General and administrative	7,756	—		7,756
Management fees to related party	6,621	—		6,621
Acquisition and other transaction costs	21	—		21
Weather-related losses, net	178	—		178
Depreciation and amortization	13,712	1,707	(d)	15,419
Total expenses	49,151	3,882		53,033

Other income (expense)
Other income, net	106	—		106
Income from preferred equity investments	8,308	—		8,308
Provision for credit losses, net	(214)	—		(214)
Gain on sale and impairment of real estate investments, net	8,770	—		8,770
Loss on extinguishment of debt costs	(118)	—		(118)
Interest expense, net	(12,818)	(2,506	)(e)	(15,324)
Interest income	3,918	—		3,918
Total other income (expense)	7,952	(2,506)		5,446
Net loss	(4,794)	(841)		(5,635)
Preferred stock dividends	(2,227)	—		(2,227)
Preferred stock accretion	(181)	—		(181)
Net loss attributable to noncontrolling interests
Operating partnership units	(3,695)	(563)		(4,258)
Partially owned properties	(1,776)	(16)		(1,792)
Net loss attributable to noncontrolling interests	(5,471)	(579)		(6,050)
Net loss attributable to common stockholders	$(1,731)	$(262)		$(1,993)

Loss per common share (f)
Net loss per common share – Basic	$(0.45)			$(0.52)
Net loss per common share – Diluted	$(0.45)			$(0.52)

Weighted average basic common shares outstanding	3,853,321			3,853,321
Weighted average diluted common shares outstanding	3,853,321			3,853,321

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2024.

(b)	Represents adjustments to the Company’s historical operations to give effect to the purchase of Allure at Southpark on December 6, 2024 as if these assets had been acquired on January 1, 2023. Pro forma adjustments to the Company’s historical results for the nine months ended September 30, 2024 include adjustments to the following: property management and asset management fees, depreciation and amortization, interest expense, and the operating partnership units’ interest.

Amounts shown for rental and other property revenues and property operating expenses reflect the property’s actual results of operations (historical operations) and have not been adjusted.

(c)	Represents property management and asset management fees estimated to have been incurred for Allure at Southpark. Property management fees and asset management fees are calculated at 3.0% and 1.0% of total monthly property revenues, respectively.

(d)	Represents depreciation and amortization expense adjustment to historical results for the nine months ended September 30, 2024 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the asset’s estimated useful life as follows: 30-40 years for the building, 5-15 years for building and land improvements, and 3-8 years for furniture, fixtures and equipment. Amortization expense relates to the Company’s identifiable intangible assets and consists of the value of in-place leases. In-place leases are amortized using the straight-line method over the remaining non-cancelable term of the respective leases, which is on average six months.

(e)	Represents interest expense for the Allure at Southpark acquisition and is estimated to have been incurred on the $55.2 million senior loan, which bears interest at a fixed rate of 5.58% and matures on January 1, 2030. Interest expense is calculated as if the senior loan was entered into on January 1, 2023. Interest expense also includes deferred financing costs which are recognized at acquisition and amortized using the straight-line method over the remaining life of the senior loan. The mortgage balance assumed in the pro forma balance sheet is presented at fair value less unamortized deferred financing costs.

(f)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2024.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Allure at Southpark (b)		Pro Forma Total
Revenues
Rental and other property revenues	$40,999	$6,439		$47,438
Interest income from loan investments	94	—		94
Total revenues	41,093	6,439		47,532

Expenses
Property operating	19,164	2,532		21,696
Property management and asset management fees	4,416	258	(c)	4,674
General and administrative	8,004	—		8,004
Management fees to related party	7,922	—		7,922
Acquisition and other transaction costs	1,820	—		1,820
Weather-related losses, net	(17)	—		(17)
Depreciation and amortization	16,178	3,818	(d)	19,996
Total expenses	57,487	6,608		64,095

Other income (expense)
Other income, net	679	—		679
Income from preferred equity investments	11,632	—		11,632
Provision for credit losses, net	(174)	—		(174)
Impairment and gain on sale of real estate investments, net	(1,017)	—		(1,017)
Interest expense, net	(13,102)	(3,349	)(e)	(16,451)
Interest income	2,609	—		2,609
Total other income (expense)	627	(3,349)		(2,722)
Net loss	(15,767)	(3,518)		(19,285)
Preferred stock dividends	(130)	—		(130)
Net loss attributable to noncontrolling interests
Operating partnership units	(8,996)	(2,298)		(11,294)
Partially owned properties	(2,398)	(69)		(2,467)
Net loss attributable to noncontrolling interests	(11,394)	(2,367)		(13,761)
Net loss attributable to common stockholders	$(4,503)	$(1,151)		$(5,654)

Loss per common share (f)
Net loss per common share – Basic	$(1.30)			$(1.60)
Net loss per common share – Diluted	$(1.30)			$(1.60)

Weighted average basic common shares outstanding	3,845,349			3,845,349
Weighted average diluted common shares outstanding	3,845,349			3,845,349

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K as of December 31, 2023.

(b)	Represents adjustments to the Company’s historical operations to give effect to the purchase of Allure at Southpark on December 6, 2024 as if these assets had been acquired on January 1, 2023. Pro forma adjustments to the Company’s historical results for the year ended December 31, 2023 include adjustments to the following: property management and asset management fees, depreciation and amortization, interest expense, and the operating partnership units’ interest.

Amounts shown for rental and other property revenues and property operating expenses reflect the property’s actual results of operations (historical operations) and have not been adjusted.

(c)	Represents property management and asset management fees estimated to have been incurred for Allure at Southpark. Property management fees and asset management fees are calculated at 3.0% and 1.0% of total monthly property revenues, respectively.

(d)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2023 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the asset’s estimated useful life as follows: 30-40 years for the building, 5-15 years for building and land improvements, and 3-8 years for furniture, fixtures and equipment. Amortization expense relates to the Company’s identifiable intangible assets and consists of the value of in-place leases. In-place leases are amortized using the straight-line method over the remaining non-cancelable term of the respective leases, which is on average six months.

(e)	Represents interest expense for the Allure at Southpark acquisition and is estimated to have been incurred on the $55.2 million senior loan, which bears interest at a fixed rate of 5.58% and matures on January 1, 2030. Interest expense is calculated as if the senior loan was entered into on January 1, 2023. Interest expense also includes deferred financing costs which are recognized at acquisition and amortized using the straight-line method over the remaining life of the senior loan. The senior loan balance assumed in the pro forma balance sheet is presented at fair value less unamortized deferred financing costs.

(f)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of earnings per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE:	February 18, 2025	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of Plante Moran, PC

104	Cover Page Interactive Data File (formatted as inline XBRL).